Exhibit 10.18(c)

AMENDMENT NUMBER ONE TO

STATEMENT OF WORK #3

FORD SYNC SYSTEM GEN 2

This Amendment Number One (“Amendment”) to the Statement of Work #3 Ford Sync System Gen 2 (“Statement of Work #3”) made and entered into June 29, 2010, between BSQUARE Corporation (“BSQUARE”) and Ford Motor Company (“Buyer”, “Ford” or “Company”), is entered into as of this 30th day of September, 2010. The parties intend to revise Table A and B under this Amendment.

1. Table A and Table B only of Attachment A of Statement of Work #3 are replaced in their entirety with the attached Table A and Table B and are incorporated herein by this reference.

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

3. Except as altered by this Amendment, all terms of the Agreement remain undisturbed and in full force and effect.

BSQUARE CORPORATION		FORD MOTOR COMPANY

By:	/s/ Scott C. Mahan	By:	/s/ Jason Rodriguez
Printed Name & Title: Scott C. Mahan, CFO		Printed Name & Title: Jason Rodriguez - Buyer
Date:	10/14/2010	Date:	10/21/2010

Rev.5-28-09

Confidential treatment has been requested for portions of this amendment. This amendment omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this amendment has been filed separately with the Securities and Exchange Commission.

TABLE A

The table below reflects the annual rate for the Phase 1 personnel for the 1 year commitment for each person.

Name	Practice Area	Location	FCC Rate	Annual Rate Total
FCC 1 year core
***	Applications	***	***	***
***	Applications	***	***	***
***	Applications	***	***	***
***	Platform	***	***	***
***	Platform	***	***	***
***	Platform	***	***	***
***	Quality Assurance	***	***	***
***	Platform	***	***	***
***	Applications	***	***	***
***	Applications	***	***	***
***	Program Management	***	***	***
***	Applications	***	***	***
***	Program Management	***	***	***
***	Exec Mgt	***	***	***
***	Applications	***	***	***
***	Platform	***	***	***
***	Platform	***	***	***
***	Quality Assurance	***	***	***
***	Quality Assurance	***	***	***
***	Platform	***	***	***
***

Rev.5-28-09

Confidential treatment has been requested for portions of this amendment. This amendment omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this amendment has been filed separately with the Securities and Exchange Commission.

TABLE B

The table below reflects the quarterly rate for the additional Phase 1 FCC personnel for the 90 day commitment for each person.

Name	Practice Area	Location	FCC Rate	90 Day Total
FCC 90 day transition Team
***	Applications	***	***	***
***	Hardware	***	***	***
***	Quality Assurance	***	***	***
***	Quality Assurance	***	***	***
***	Platform	***	***	***
***	Platform	***	***	***
***	Quality Assurance	***	***	***
***	Quality Assurance	***	***	***
	Applications	***	***	***
***	Applications	***	***	***
***	Applications	***	***	***
***	Build	***	***	***
***	Quality Assurance	***	***	***
***	Applications	***	***	***
***	Applications	***	***	***
***

Rev.5-28-09

Confidential treatment has been requested for portions of this amendment. This amendment omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this amendment has been filed separately with the Securities and Exchange Commission.

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